FORM N-CSR

CERTIFIED SHAREHOLDERS REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act - file number:                               811-10419

Exact Name of registrant as specified in charter:                  NorthQuest Capital Fund, Inc.

Address of principal executive offices:                                 16 Rimwood Lane

                                                                                               Colts Neck, NJ  07722

Name and address of agent for service:                                Peter J. Lencki

                                                                                              16 Rimwood Lane

                                                                                              Colts Neck, NJ  07722

Registrant telephone number, including area code:              732-842-3465

Date of fiscal year:                                                                December 31st

Date of reporting period:                                                      December 31, 2021

ITEM  1.   Report to Shareholders.

NORTHQUEST CAPITAL FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2021

NorthQuest Capital Fund, Inc.

16 Rimwood Lane

Colts Neck, NJ  07722

1-800-239-9136

Ticker: NQCFX

www.NorthQuestFund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.northquestfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

NORTHQUEST CAPITAL FUND, INC.

SHAREHOLDER LETTER

DECEMBER 31, 2021 (UNAUDITED)

To the Shareholders of NorthQuest Capital Fund, Inc.:

The Fund’s total return for 2021 was 32.58%, which included a $1.70 per share distribution paid to all shareholders in the Fund on December 29, 2021. The table below compares the 2021 performances of the Fund’s and the S&P 500 Index Total Return (TR) with dividends reinvested.

     The Fund and S&P 500 Index (TR)                    2021 Performance Year-To-Date Gain

        NorthQuest Capital Fund                                                               32.58%

        S&P 500 Index (TR)                                                                      28.71%

Common Stock Securities Purchased and Sold during 2021

NorthQuest added the following common stock securities to its portfolio during 2021: Amazon.com, Inc. (AMZN), Dollar General Corporation (DG), Generac Holdings Inc. (GNRC), Lam Research Corporation (LRCX), Monolithic Power Systems, Inc. (MPWR), Royal Gold, Inc. (RGLD), and UnitedHealth Group, Inc. (UNH). See additional information about all of our company investments on pages 2 - 4.

NorthQuest sold entire positions in Paypal Holdings, Inc. (PYPL), and Rollins, Inc. (ROL). The Fund also trimmed positions in Apple, Inc. (APPL), Lam Research Corporation (LRCX), MasterCard Incorporated (MA), Stryker Corp. (SYK), and Zebra Technologies Corp. (ZBRA).

2021 American Issues and Portfolio Performance

The Fund’s portfolio performed well during 2021 in spite of many issues challenging the economic, and social fabric of the U.S. During the first six months of 2021, our country continued to cope-with the Covid-19 infection, violent criminal activity in major cities, severe weather conditions in the west, reckless federal orders, and expensive federal programs. As a consequence, inflation and shortages of common items became prevalent throughout the U.S. The Fund sold shares of AAPL, MA, ROL, and ZBRA to enable the Fund to purchase DG, GNRC, and RGLD. The purchases were made to defend the portfolio from rising energy prices.

Unfortunately, the second half of 2021 did not improve for Americans. Bad government legislation, powerful storms in the south, confusing vaccine mandates, labor shortages, shipping delays, and “smash and grab thefts” continued to push prices up dramatically on oil, natural gas, gasoline, food, and everyday items.  Many businesses and institutions were forced to reduce hours or close temporarily. These persistent economic and social concerns were a factor in NorthQuest selling its entire position in PYPL and adding LRCX and MPWR to the portfolio. LRCX and MPWR are companies in the semiconductor industry which is experiencing global shortages and high demand for microchips. Additionally, NorthQuest acquired more shares of AMZN whose online retail business is benefiting from coronavirus infections and daytime looting which are disrupting consumer visits to retail stores.

The Fund will continue to invest in companies that efficiently increase their sales, earnings and retained earnings. This methodology has a good track record of achieving above average total returns. But it will become impossible to realize any positive total returns if we continue to elect public servants that support and legislate policies which will bring about a total collapse of our American economy and tear down forever our constitutional republic, culture and history.

Please do not hesitate to call or write me with any comments or questions.  Thank you for your trust, confidence, and investments.

Sincerely,

Peter J. Lencki                                                                                                  December 31, 2021

President

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NORTHQUEST CAPITAL FUND, INC.

2021 Business Information about the Fund's Investments

DECEMBER 31, 2021 (UNAUDITED)

These comments are not recommendations to buy or sell these common stocks.
Company	Stock Symbol

Apple, Inc.	AAPL
Products & Services:	AAPL designs, manufactures, and sells smart phones, tablets, personal computers wearables, software, and other related services and accessories.

Adobe, Inc.	ADBE
Products & Services:	ADBE is a software company that provides products and services to create, transfer, market, and publish computer-based or digital documents. Customers include consumers, professionals, and businesses.

Arthur J. Gallagher	AJG
& Co.	AJG offers cost-effective property/casualty insurance and risk management programs. AJG also engages in the consulting, design, and administration services for health and retirement plans.
Products & Services:

Amazon.com, Inc.	AMZN
Products & Services:

AMZN is a global online retailer that engages in the shipping and handling of goods; offers technology services such as storage, cloud, data, and analytics; and provides the streaming of media. AMZN also manufactures and sells electronic devices.

Dollar General Corp.	DG
Products & Services:	DG is a discount retailer which operates 17,266 stores with 157,000 employees in 46 states.

Edward’s Lifesciences Corp.	EW
Products & Services:	EW manufactures products and technologies to treat patients with heart disease and heart valve issues.

Fortinet, Inc.	FTNT
Product & Services:	FTNT provides cybersecurity protection, detection, and response. Clients include businesses, governments, and organizations.

Generac Holdings, Inc.	GNRC
Products & Services:	GNRC designs and manufactures stationary, portable, and mobile generators for residential, commercial, and industrial customers in over 150 countries.

Home Depot, Inc.	HD
Products & Services:	HD is a home improvement retailer that sells home, garden, and lawn products to homeowners and professional contractors.

Intercontinental	ICE
Exchange, Inc.

ICE is an operator of regulated marketplaces for listing, trading, and clearing trades across many asset classes such as bonds, equities, energy and agricultural commodities. ICE owns the New York Stock Exchange.

Products & Services:

Intuit, Inc.	INTU
Products & Services:	INTU is an internet-based platform company that develops and sells accounting and tax preparation software to individuals, accountants, and small businesses.

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NORTHQUEST CAPITAL FUND, INC.

2021 Business Information about the Fund's Investments (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

These comments are not recommendations to buy or sell these common stocks.
Company	Stock Symbol

Lam Research Corp.	LRCX
Products & Services:

LRCX is a supplier of wafer fabrication equipment and services which are used by the semiconductor industry to build semiconductor chips. The chips are used in mobile phones, computers, autos, and other electronic products.

MasterCard, Inc.	MA
Products & Services:	MA operates a payment processing network connecting consumers, financial institutions, governments, and merchants throughout the world.

Monolithic Power	MPWR
Systems, Inc.

MPWR designs, develops, and markets very small-scale semiconductor chips that operate with greater energy efficiency for industrial applications, telecom equipment, cloud computing, automotive, and consumer applications.

Products & Services:

Microsoft Corp.	MSFT
Products & Services:	MSFT is a technology company that develops, supports, and services software products, devices, and cloud-based solutions for individuals and businesses.

O’Reilly Automotive, Inc.	ORLY
Products and Services:	ORLY is a retailer that sells auto parts, tools, supplies, equipment, and accessories to consumers and professional installers in the U.S. and Mexico.

Pool Corp.	POOL
Products & Services:	POOL is a distributor to wholesale accounts that sell and service swimming pools, lawn irrigation supplies and equipment, and related outdoor leisure products.

Royal Gold, Inc.	RGLD
Products & Services:

RGLD finances and invests in the mining of gold, silver, copper, and other metals. During various stages of mining projects, RGLD receives royalties or physical delivery of metals based on negotiated agreements.

Sherwin-Williams Co.	SHW
Products & Services:

SHW is a global manufacturer, distributor, and seller of paints, varnishes, and coatings for aerospace, marine, automotive, and transportation applications. Buyers of SHW products include professionals, industrial, commercial and retail customers.

S&P Global, Inc.	SPGI
Products & Services:	SPGI provides credit ratings, research, and data to capital and commodity markets worldwide.

Stryker Corp.	SYK
Products & Services:	SYK is a medical technology company that offers products and services in orthopedics, medical, and neurotechnology and spinal healthcare.

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NORTHQUEST CAPITAL FUND, INC.

2021 Business Information about the Fund's Investments (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

These comments are not recommendations to buy or sell these common stocks.
Company	Stock Symbol

UnitedHealth Group, Inc.	UNH
Product & Services:	UNH is a health care company that offers healthcare and pharmacy services, health insurance products, and other related information and technology services.

Union Pacific Corp.	UNP
Products & Services:	UNP provided railroad transportation over 32,213 miles connecting 23 western states in the U.S. with routes into Canada and Mexico.

Zebra Technology Corp.	ZBRA
Products & Services:

ZBRA provides mobile computers and printers, barcode scanners, real-time location systems, warehouse autonomous mobile robots, and other communication products and services to transportation, logistics, government, and educational enterprises.

Zoetis Inc.	ZTS
Products & Services:

ZTS is an animal health company that delivers medicines, vaccines, and diagnostic products in more than 100 countries. ZTS serves veterinarians, livestock producers, and those who have farm and companion animals in their care.

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NORTHQUEST CAPITAL FUND, INC.

TOP TEN HOLDINGS, as a Percentage of the Fund's Net Assets

DECEMBER 31, 2021 (UNAUDITED)

1.	Fortinet, Inc.	6.10%
2.	Pool Corp.	5.49%
3.	Apple, Inc.	5.16%
4.	The Sherwin-Williams Co.	5.12%
5.	The Home Depot, Inc.	5.03%
6.	Intuit, Inc.	4.68%
7.	S&P Global, Inc.	4.57%
8.	Zoetis, Inc. Class A	4.44%
9.	Lam Research Corp.	4.36%
10.	Zebra Technologies Corp. Class A	4.33%
		49.28%

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NORTHQUEST CAPITAL FUND, INC.

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

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NORTHQUEST CAPITAL FUND, INC.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since December 31, 2011*

Average Annual Total Returns
For the Periods Ended December 31, 2021

	1 Year	3 Year	5 Year	10 Year	Value
NorthQuest Capital Fund	32.58%	29.15%	20.89%	14.68%	$ 39,357
S&P 500 Index with dividends reinvested	28.71%	26.04%	18.45%	16.53%	$ 46,257

* The line graph above assumes an initial $10,000 investment in the NorthQuest Capital Fund on 12/31/11 and the value of the account on 12/31/21, compared to the $10,000 investment into the S&P 500 Index with dividends reinvested for the same period. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

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NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Shares		Value

COMMON STOCKS - 99.39%

Communication Equipment - 4.33%
600	Zebra Technologies Corp. Class A *	$ 357,120

Electronic Computers - 5.16%
2,400	Apple, Inc.	426,168

Hospital & Medical Service Plans - 3.35%
550	UnitedHealth Group, Inc.	276,177

Insurance Agents Brokers & Services - 3.91%
1,900	Arthur J. Gallagher & Co.	322,373

Medical Devices - 3.92%
2,500	Edwards Lifesciences Corp. *	323,875

Mineral Royalty Traders - 2.55%
2,000	Royal Gold, Inc.	210,420

Motors & Generators - 2.99%
700	Generac Holdings, Inc. *	246,344

Pharmaceutical Preparations - 4.44%
1,500	Zoetis, Inc. Class A	366,045

Railroads, Line-Haul Operating - 3.05%
1,000	Union Pacific Corp.	251,930

Retail-Auto & Home Supply Stores - 4.28%
500	O'Reilly Automotive, Inc. *	353,115

Retail-Building Materials, Hardware, Garden Supply - 5.12%
1,200	The Sherwin-Williams Co.	422,592

Retail-Catalog & Mail-Order Houses - 3.03%
75	Amazon.com, Inc. *	250,075

Retail-Lumber & Other Building Materials Dealers - 5.03%
1,000	Home Depot, Inc.	415,010

Retail-Variety Stores - 3.14%
1,100	Dollar General Corp.	259,413

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.65%
2,200	Intercontinental Exchange, Inc.	300,894

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2021

Shares		Value

Semiconductors & Related Devices - 2.39%
400	Monolithic Power Systems, Inc.	$ 197,332

Services-Business Services - 3.92%
900	Mastercard, Inc. Class A	323,388

Services-Consumer Credit Reporting, Collection Agencies - 4.57%
800	S&P Global, Inc.	377,544

Services-Prepackaged Software - 11.37%
500	Adobe, Inc. *	283,530
600	Intuit, Inc.	385,932
800	Microsoft Corp.	269,056
		938,518
Software - Infrastructure - 6.10%
1,400	Fortinet, Inc. *	503,160

Special Industry Machinery - 4.36%
500	Lam Research Corp.	359,575

Surgical & Medical Instruments - 3.24%
1,000	Stryker Corp.	267,420

Wholesale-Misc. Durable Goods - 5.49%
800	Pool Corp.	452,800

TOTAL COMMON STOCKS (Cost $3,801,720) - 99.39%		8,201,288

SHORT-TERM INVESTMENT - 0.63%
52,239	Huntington Conservative Deposit Account 0.02% **	52,239
TOTAL SHORT-TERM INVESTMENT (Cost $52,239) - 0.63%		52,239

TOTAL INVESTMENTS (Cost $3,853,959) - 100.02%		8,253,527

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.02)%		(1,597)

NET ASSETS - 100.00%		$8,251,930

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:
Investments in Securities, at Value (Cost $3,853,959)	$8,253,527
Cash	2,500
Receivables:
Dividends and Interest	2,412
Prepaid Expenses	1,742
Total Assets	8,260,181
Liabilities:
Due to Advisor	6,812
Accrued Expenses	1,439
Total Liabilities	8,251

Net Assets	$8,251,930

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 311
Paid In Capital	3,852,051
Distributable Earnings	4,399,568
Net Assets, for 311,187 Shares Outstanding	$8,251,930

Net Asset Value Per Share	$ 26.52

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividends	$ 45,373
Interest	21
Total Investment Income	45,394

Expenses:
Advisory fees	70,089
Trustee fees	615
Transfer Agent fees	9,842
Audit fees	9,800
Custody	3,634
Insurance fees	420
State taxes	1,530
Chief compliance officer	300
Registration	4,432
Postage & printing	656
NASDAQ fees	688
Other expenses	1,266
Total Expenses	103,272

Net Investment Loss	(57,878)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	497,768
Net Change in Unrealized Appreciation on Investments	1,578,983
Realized and Unrealized Gain on Investments	2,076,751

Net Increase in Net Assets Resulting from Operations	$2,018,873

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2021	12/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (57,878)	$ (34,848)
Net Realized Gain on Investments	497,768	606,001
Unrealized Appreciation on Investments	1,578,983	424,749
Net Increase in Net Assets Resulting from Operations	2,018,873	995,902

Distributions to Shareholders:	(497,519)	(606,001)

Capital Share Transactions	869,995	295,461

Total Increase in Net Assets	2,391,349	685,362

Net Assets:
Beginning of Year	5,860,581	5,175,219

End of Year	$8,251,930	$5,860,581

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017

Net Asset Value, at Beginning of Year	$ 21.28	$ 19.85	$ 15.07	$ 16.38	$ 14.34

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.20)	(0.14)	(0.10)	(0.10)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	7.14	4.03	5.49	(0.30)	3.36
Total from Investment Operations	6.94	3.89	5.39	(0.40)	3.27

Distributions from Realized Capital Gains	(1.70)	(2.46)	(0.61)	(0.91)	(1.23)

Net Asset Value, at End of Year	$ 26.52	$ 21.28	$ 19.85	$ 15.07	$ 16.38

Total Return **	32.58%	19.70%	35.75%	(2.34)%	22.73%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,252	$ 5,861	$ 5,175	$ 3,808	$ 3,842
Ratio of Expenses to Average Net Assets	1.47%	1.59%	1.60%	1.65%	1.75%
Ratio of Net Investment Loss to Average Net Assets	(0.83)%	(0.67)%	(0.55)%	(0.61)%	(0.55)%
Portfolio Turnover	15.24%	30.94%	22.90%	13.30%	21.78%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: NorthQuest Capital Fund, Inc. (the “Fund”) was incorporated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002.  The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933.

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal and state of New Jersey, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, annually.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Cash and Cash Equivalents:  The Fund maintains its cash in an account at a custodian bank, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors have adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2021:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 8,201,288	$ -	$ -	$ 8,201,288
Short-Term Investment	52,239	-	-	52,239
	$ 8,253,527	$ -	$ -	$ 8,253,527

* Industry classifications for these categories are detailed in the Schedule of Investments.

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NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

The Fund did not hold any Level 3 assets during the year ended December 31, 2021. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2021. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with Emerald Research Corporation (“the Advisor”), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net assets of the Fund and are payable monthly. The investment advisory fee earned by the Advisor for the year ended December 31, 2021 was $70,089. The Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2022. The Fund owed the Advisor $6,812 at December 31, 2021 for advisory fees. There was no reimbursement for the year ended December 31, 2021.

Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.

4.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2021, there were 500,000,000 shares of $0.001 par value capital stock authorized. Total capital stock and paid-in capital as of December 31, 2021 amounted to $3,852,362. Transactions in capital for the years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	17,798	$ 390,078	2,109	$ 40,155
Shares reinvested	18,669	497,519	28,748	606,001
Shares redeemed	(649)	(17,602)	(16,233)	(350,695)
Net increase	35,818	$ 869,995	14,624	$ 295,461

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, purchases and sales of investment securities other than short-term investments aggregated $1,422,335 and $1,049,377, respectively.

6.  TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment

Annual Report | 17

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

income or net realized gains presented in these financial statements in accordance with U.S. GAAP.

As of December 31, 2021, the tax basis components of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross tax appreciation of investments	$ 4,400,003
Gross tax depreciation of investments	$ (435)
Net tax appreciation of investments	$ 4,399,568

Federal tax cost of investments, including short-term investments	$ 3,853,959

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Long-term capital gain	$497,519	$606,001

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2021, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$4,399,568
Total Distributable Earnings, Net	$4,399,568

In accordance with GAAP, the Fund recorded a permanent book/tax difference of $57,629 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

7.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, the Portfolio manager and immediate family members, in aggregate, owned approximately 38% of the shares of the Fund.

8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  The Fund expects the risk of loss to be remote.

Annual Report | 18

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

9. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Annual Report | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

NorthQuest Capital Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2002

Abington, Pennsylvania

February 23, 2022

Annual Report | 20

NORTHQUEST CAPITAL FUND, INC.

EXPENSE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of the NorthQuest Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2021	December 31, 2021	July 1, 2021 to December 31, 2021

Actual	$1,000.00	$1,144.06	$7.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.05	$7.22

* Expenses are equal to the Fund's annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 21

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2021 (UNAUDITED)

BOARD DISCUSSION ON RENEWING FUND’S ADVISORY CONTRACT

The Board renewed the advisory contract with Emerald Research Corporation (the “ERC”) on August 6, 2021 (effective August 10, 2021 to August 10, 2022) for the following reasons:

Nature and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided by ERC to the Fund. They considered the Investment Adviser’s responsibilities in maintaining and updating its common stock securities research; overseeing daily and monthly reports furnished by the Fund’s transfer agent; maintaining technology devices, updating the Fund’s website, staying apprised of current political, economic, and geopolitical events, and to adhering to the ERC Code of Ethics and the Fund’s compliance policies. Based on this review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by the Investment Adviser.

Investment Performance

The Board reviewed the Fund’s performance. They noted that as of 07/30/2021 the Fund was up 20.72% while the S&P 500 Total Return was up 17.99%.  The Directors examined the following data: investment category, fees, assets under management, and Y-T-D performance as of 07/30/2021. The Board reviewed the data of 12 mutual funds and compared the statistics with the Fund’s data. The Board concluded that the Fund’s overall performance was satisfactory.

Fees

The Directors examined the advisory fee paid to the Investment Advisor according to the advisory agreement. They compared the ERC advisory fee with the aforementioned advisory fees paid by other funds in different investment categories. Based on these findings the Board determined that the advisory fees paid to ERC, as stated in the advisory contract, were reasonable when compared to fees charged by other Investment Advisers providing similar services to other Funds.

Profitability and Other Benefits to the Investment Adviser

The Board next reviewed ERC’s financial documents, which are examined quarterly. Based on this examination, the Directors concluded that ERC’s profitability and financial condition would not prevent the Board from approving the Advisory Agreement.

Economies of Scale

The Board considered information regarding the economies of scale and Fund expenses. The Directors took into account the size of the Fund’s assets and services rendered by the Investment Advisor. Additionally, the Investment Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2022. The Directors decided that no adjustment to the existing advisory fee was necessary.

Conclusion

On the basis of this examination, the Fund’s Board of Directors including all Independent Directors, unanimously approved the renewal of the advisory contract.

Annual Report | 22

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-239-9136, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-239-9136.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request.  You may call toll-free 1-800-239-9136 to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a Liquidity Risk Management Program (the “LRM Program”) as required by Rule 22e-4 under the Investment Act of 1940. The LRM

Program was devised to assess and alleviate the risk that the Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investor interests in the Fund. The Fund considers a variety of factors such as the Fund’s long-term investment strategy, liquidity classifications of portfolio investments, and holdings of cash and cash equivalents during normal and unprecedented stressful stock market conditions as part of the management and assessment of liquidity risk.

On December 9, 2021, the Board reviewed the LRM Program Administrator’s annual report. The LRM Program Administrator disclosed to the Board that throughout the 12-month period ended November 30, 2021 (“Covered Period”), the Fund maintained a high level of liquidity by being primarily invested in “highly liquid investments”. During the Covered Period, there were no liquidity events that materially impacted the Fund’s ability to meet redemptions in a timely manner without dilution to existing shareholders.

Annual Report | 23

NORTHQUEST CAPITAL FUND, INC.

DIRECTORS & OFFICERS

DECEMBER 31, 2021 (UNAUDITED)

The Fund’s Board of Directors has the ultimate responsibility of operating the Fund.  Information about the Fund’s Directors is provided below.  Additional board member information is included in the SAI, which is available free of charge by calling 1-800-239-9136.

INDEPENDENT DIRECTORS

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Charles G. Camarata Age 77	Lead Director	1 year term; 10 years	Private Investor	None
William S. Foote, Jr. Age 77	Director	1 year term; 7 years	Private Investor	None
George Sikora Age 75	Director	1 year term; 6 years	Private Investor	None

INTERESTED DIRECTOR & OFFICER

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Peter J. Lencki Age 67	Chairman President/ Treasurer Chief Compliance Officer	1 year term; 20 years	Portfolio Manager NorthQuest Capital Fund	None
Mary E. Lencki * Age 64	Secretary	1 year term; 20 years	Nurse Brighton Gardens Assisted Living	None

* Directors of the Fund are considered "Interested persons", as define in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser. Mary and Peter Lencki have a "family relationship".

Directors of the Fund are considered “Interested Directors”, as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund’s Investment Adviser.  Mr. Peter Lencki is president/owner of the Fund’s Investment Advisor.

Each independent director received compensation of $200 during the year ended December 31, 2021.

Annual Report | 24

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Annual Report | 25

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Annual Report | 26

Board of Directors

Charles G. Camarata

William S. Foote, Jr.

Peter J. Lencki

George Sikora

Investment Adviser

Emerald Research Corporation

16 Rimwood Lane

Colts Neck, NJ 07722

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Administration and Compliance

Empirical Administration, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and material information.

Item 2.  Code of Ethics.

(a)  Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s Principle Executive Officer, Principle Financial Officer, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

            (b)   Reserved

(c)  During the period covered by the report, no amendments were made to the provisions of the Code.

(d)  During the period covered by the report, the Registrant did not grant any waivers,  including implicit waivers, from the provisions of the Code of Ethics.

            (e)    Reserved

(f)   A copy of the Registrant’s Code of Ethics is filed as an exhibit. Copies of the Code of Ethics will also be made available free of charge upon request, by writing or calling the NorthQuest Capital Fund, 16 Rimwood Lane, Colts Neck, NJ 07722, 1-800-239-9136 or 732-842-3465.

Item 3.  Audit Committee Financial Expert.

The registrant has no audit committee expert. The registrant’s officers and board of directors oversee and review all registrant reports. The registrant’s Board of Directors believes that the aggregate financial expertise of all registrant officers and directors; and the audit of annual results by an independent accounting firm provide adequate supervision for the registrant’s level of financial complexity.

Item 4.  Principal Accountant Fees and Services

(a) (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s independent auditor were as follows:

                                                December 31, 2021                 December 31, 2020

Audit                                                $8,600                                      $8,400

Audit-Related Fees                          $0                                             $0

Tax Fees                                           $1,300                                      $1,000

Other Fees                                        $0                                             $0

Audit fees include amounts related to the annual audit of the registrant’s financial statements and services normally provided by the auditor in connection with statutory and

Regulatory filings. Tax fees include amounts related to tax compliance and advice.

(e) (1) The directors have not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding year by the registrant’s independent auditor for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $1,300 and $1,000, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  Schedule of Investments - Included in Item1, report to shareholders, of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End

              Management Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchase of Equity Securities by Closed-End Management Investment Company

              and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Principal executive and financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End

                Management Companies.

Not applicable.

Item 13.  Exhibits.

(a)

(1) EX-99.Code Eth. filed herewith.

(a)

(2) EX99Q4.CER

A separate certification of the principal executive and principal financial officer as required by Rule 30a-2(a) und the Investment company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSR.

(b)

EY99Q4.CER

A separate certification of the principal executive and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act is filed herewith as an exhibit to and part of this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                       NorthQuest Capital Fund, Inc.

By (Signature and Title)                                    /s/  Peter J. Lencki

                                                                                 Peter J. Lencki

                                                                                 President

                                                                                 Principal Executive Officer

         Principal Financial Officer

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.

(Registrant)                                                        NorthQuest Capital Fund, Inc.

By (Signature and Title)                                    /s/  Peter J. Lencki

                                                                                 Peter J. Lencki

                                                                                 President

                                                                                 Principal Executive Officer

         Principal Financial Officer

Date: February 24, 2022